                                      LEASE

                                 by and between

                                 ABINADI, INC.,

                               A UTAH CORPORATION,

                                   as Landlord

                                       and

                               SENTO CORPORATION,

                               A UTAH CORPORATION

                                    as Tenant

                                       for

                                   SUITE #200
                           732 EAST UTAH VALLEY DRIVE

                                of Building #2 at

                            UTAH VALLEY BUSINESS PARK

                                       in

                            AMERICAN FORK CITY, UTAH
                                      84003

                 UTAH VALLEY BUSINESS PARK, AMERICAN FORK, UTAH
                                TABLE OF CONTENTS

                 UTAH VALLEY BUSINESS PARK, AMERICAN FORK, UTAH
                                TABLE OF CONTENTS


ARTICLE I  BASIC LEASE PROVISIONS; ENUMERATION OF EXHIBITS...............................1
         SECTION 1.01.  BASIC LEASE PROVISIONS...........................................1
         SECTION 1.02.  SIGNIFICANCE OF A BASIC LEASE PROVISION..........................3
         SECTION 1.03.  ENUMERATION OF EXHIBITS..........................................3

ARTICLE II.  GRANT AND PREMISES..........................................................3
         SECTION 2.01.  PREMISES.........................................................3

ARTICLE III  RENT........................................................................3
         SECTION 3.01.  BASE MONTHLY RENT................................................3
         SECTION 3.02.  ADJUSTMENTS......................................................3
         SECTION 3.03.  TENANT'S SHARE OF OPERATING EXPENSES.............................3
         SECTION 3.04.  TAXES............................................................4
         SECTION 3.05.  PAYMENTS.........................................................4
         SECTION 3.06.  ADDITIONAL RENT..................................................4

ARTICLE IV  RENTAL TERM, COMMENCEMENT DATE & PRELIMINARY TERM............................4
         SECTION 4.01.  RENTAL TERM......................................................4
         SECTION 4.02.  RENTAL COMMENCEMENT DATE.........................................5
         SECTION 4.03.  PRELIMINARY TERM.................................................5

ARTICLE V  CONSTRUCTION OF PREMISES......................................................5
         SECTION 5.01.  CONSTRUCTION BY LANDLORD.........................................5
         SECTION 5.02.  CHANGES AND ADDITIONS BY LANDLORD................................5
         SECTION 5.03.  DELIVERY OF POSSESSION...........................................5

ARTICLE VI  TENANT'S WORK & LANDLORD'S CONTRIBUTION......................................5
         SECTION 6.01.  TENANT'S WORK....................................................5

ARTICLE VII  USE.........................................................................5
         SECTION 7.01.  USE OF PREMISES..................................................5
         SECTION 7.02.  HAZARDOUS SUBSTANCES.............................................6

ARTICLE VII  OPERATION AND MAINTENANCE OF COMMON AREAS...................................6

SECTION 8.01.  CONSTRUCTION AND CONTROL OF COMMON AREAS..................................6
         SECTION 8.02.  LICENSE..........................................................7
         SECTION 8.03.  COMMON AREA MAINTENANCE EXPENSES.................................7

ARTICLE IX  ALTERATIONS, SIGNS, LOCKS & KEYS.............................................7
         SECTION 9.01.  ALTERATIONS......................................................7
         SECTION 9.02.  SIGNS............................................................7
         SECTION 9.03.  LOCKS AND KEYS...................................................7

ARTICLE X  MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS..................................7
         SECTION 10.01.  LANDLORD'S OBLIGATION FOR MAINTENANCE...........................7
         SECTION 10.02.  TENANT'S OBLIGATION FOR MAINTENANCE.............................7
         SECTION 10.03.  SURRENDER AND RIGHTS UPON TERMINATION...........................8


                 UTAH VALLEY BUSINESS PARK, AMERICAN FORK, UTAH
                                TABLE OF CONTENTS


ARTICLE XI  INSURANCE AND INDEMNITY......................................................8
         SECTION 11.01.  LIABILITY INSURANCE AND INDEMNITY...............................8
         SECTION 11.02.  FIRE AND CASUALTY INSURANCE.....................................8
         SECTION 11.03.  WAIVER OF SUBROGATION...........................................9

ARTICLE XII  UTILITY CHARGES.............................................................9
         SECTION 12.01.  OBLIGATION OF LANDLORD..........................................9
         SECTION 12.02.  OBLIGATIONS OF TENANT...........................................9
         SECTION 12.03.  LIMITATIONS ON TENANT USES.....................................10
         SECTION 12.04.  LIMITATIONS ON LANDLORD'S LIABILITY............................10

ARTICLE XIII  OFF-SET STATEMENT, ATTORNMENT AND SUBORDINATION...........................10
         SECTION 13.01.  OFF-SET STATEMENT..............................................10
         SECTION 13.02.  ATTORNMENT.....................................................10
         SECTION 13.03.  SUBORDINATION..................................................10
         SECTION 13.04.  MORTGAGEE SUBORDINATION........................................10
         SECTION 13.05.  REMEDIES.......................................................10

ARTICLE XIV  ASSIGNMENT.................................................................10
         SECTION 14.01.  ASSIGNMENT.....................................................10

ARTICLE XV  WASTE OR NUISANCE...........................................................11
         SECTION 15.01.  WASTE OR NUISANCE..............................................11

ARTICLE XVI  NOTICES....................................................................11
         SECTION 16.01.  NOTICES........................................................11

ARTICLE XVII  DESTRUCTION OF THE PREMISES...............................................11
         SECTION 17.01.  DESTRUCTION....................................................11

ARTICLE XVIII  CONDEMNATION.............................................................11
         SECTION 18.01. CONDEMNATION....................................................11

ARTICLE XIX  DEFAULT OF TENANT..........................................................12
         SECTION 19.01.  DEFAULT - RIGHT TO RE-ENTER....................................12
         SECTION 19.02.  DEFAULT - RIGHT TO RE-LET......................................12
         SECTION 19.03.  LEGAL EXPENSES.................................................12

ARTICLE XX  BANKRUPTCY, INSOLVENCY OR RECEIVERSHIP......................................12
         SECTION 20.01. ACT OF INSOLVENCY, GUARDIANSHIP, ETC............................12

ARTICLE XXI  LANDLORD ACCESS............................................................13
         SECTION 21.01.  LANDLORD ACCESS................................................13

ARTICLE XXII  LANDLORD'S LIEN...........................................................13
         SECTION 22.01.  LANDLORD'S LIEN................................................13

ARTICLE XXIII  HOLDING OVER.............................................................13
         SECTION 23.01.  HOLDING OVER...................................................13
         SECTION 23.02.  SUCCESSORS.....................................................13

ARTICLE XXIV  RULES AND REGULATIONS.....................................................13
         SECTION 24.01.  RULES AND REGULATIONS..........................................13


                 UTAH VALLEY BUSINESS PARK, AMERICAN FORK, UTAH
                                TABLE OF CONTENTS


ARTICLE XXV  QUIET ENJOYMENT............................................................13
         SECTION 25.01.  QUIET ENJOYMENT................................................13

ARTICLE XXVI  SECURITY DEPOSIT..........................................................14
         SECTION 26.01.  SECURITY DEPOSIT...............................................14

ARTICLE XXVII  MISCELLANEOUS PROVISIONS.................................................14
         SECTION 27.01.  WAIVER.........................................................14
         SECTION 27.02.  ENTIRE AGREEMENT...............................................14
         SECTION 27.03.  FORCE MAJEURE..................................................14
         SECTION 27.04.  LOSS AND DAMAGE................................................14
         SECTION 27.05.  ACCORD AND SATISFACTION........................................14
         SECTION 27.06.  NO OPTION......................................................14
         SECTION 27.07.  ANTI-DISCRIMINATION............................................14
         SECTION 27.08.  SEVERABILITY...................................................15
         SECTION 27.09.  OTHER MISCELLANEOUS PROVISIONS.................................15
         SECTION 27.10.  REPRESENTATION REGARDING AUTHORITY.............................15
         SECTION 27.11.  LANDLORD'S APPROVAL, CONSENT OR DETERMINATION..................15
         SECTION 27.12.  FINANCIAL STATEMENTS...........................................15
         SECTION 27.13.  LANDLORD INDEMNITY RE: FLOOR SETTLING..........................15
         SECTION 27.14.  INSPECTION OF RECORDS..........................................15

SIGNATURES..............................................................................16

LANDLORD ACKNOWLEDGMENT.................................................................16

TENANT ACKNOWLEDGMENT...................................................................16

                                 LEASE AGREEMENT

            ARTICLE I BASIC LEASE PROVISIONS; ENUMERATION OF EXHIBITS


         SECTION 1.01.  BASIC LEASE PROVISIONS.

(A)      DATE: May 24, 2000

(B)      LANDLORD: ABINADI, INC., a Utah corporation

(C) ADDRESS OF LANDLORD FOR NOTICES (Section 16.01): 2733 East Parleys Way, Suite 300, Salt Lake City, UT 84109

(D)      TENANT: SENTO CORPORATION, a Utah corporation

(E) ADDRESS OF TENANT FOR NOTICES (Section 16.01). 732 East Utah Valley Drive, Suite #200, American Fork, Utah 84003

(F) PERMITTED USES (Section 7.01): Computer software development, sales, service and training

(G)      TENANT'S TRADE NAME (Exhibit "E" - Sign Criteria): Sento

(H) BUILDING (Section 2.01): Situated as shown on Exhibit "A" attached hereto in the Utah Valley Business Park, American Fork City, Utah County, State of Utah. Mailing address will be determined prior to occupancy. The Building is located on a lot containing 114 parking spaces.

(I) PREMISES (Section 2.01): That portion of the building to be constructed, consisting of approximately 15,370 sq. ft. of gross rentable area to be mutually agreed between Landlord and Tenant.

(J)      DELIVERY OF POSSESSION (Section 5.03): June 30, 2000

(K)      RENTAL TERM, COMMENCEMENT AND EXPIRATION DATE (Sections 4.01 & 4.02):
         The Rental Term shall commence on the date Tenant receives possession of the Leased Premises and shall be for a period of sixty (60) full calendar months plus any initial partial calendar month, subject to Tenant's option to terminate effective at the end of the third (3rd) Lease Year as set forth in Section 1.01 (V).

(L) BASE MONTHLY RENT (Section 3.01): Seventeen Thousand One Hundred Seventy One and 38/100 ($17,171.38) per calendar month. (Annual Rent:
         $206,056.56.) The initial base rent has been calculated based on a Net Rent of $11.00 per square foot plus $36,986.64 as Tenant's share of estimated Operating Expenses for the First Lease Year. To the extent that Landlord's actual remodeling construction costs exceed $107,590, the excess shall be divided by 15,370 to get an "Excess Cost Per Square Foot." Said Excess Cost Per Square Foot shall be multiplied by $.16 and the product shall constitute the increase in Annual Base Rent, which increase shall be divided by twelve (12) to calculate the increase in Monthly Base Rent.

(M) ANNUAL ADJUSTMENTS IN BASE MONTHLY RENT (Section 3.02): The base monthly rent shall be adjusted annually to reflect 1) any increase or decrease in Tenant's Share of Budget Operating Expense as determined pursuant to Section 1.01 (N); and 2) an increase of $704.46 monthly to reflect a five percent (5%) increase in the Net Rent portion effective July 1, 2002.

(N) BUDGETED OPERATING EXPENSES (Section 3.03): $36,986.64 during the First Lease Year based on 62.28% Operating Expense Budget attached hereto as Exhibit "F." Operating Expenses shall exclude electrical and gas utility expenses relating specifically to the Leased Premises, but shall include electricity for parking lot and exterior lighting which is monitored by an outside electrical submeter. Annually thereafter, on or before June 1, Tenant and Landlord shall mutually agree on a reasonable Operating Expense Budget for the upcoming Lease Year, based on past history and reasonably anticipated costs. The Base Monthly Rent payable during the upcoming Lease Year shall be increased or decreased by 1/12th of the difference between $36,986.64 and the Operating Expense Budget.

(O) TENANT'S SHARE OF OPERATING EXPENSES (Section 3.03): 62.68 percent (62.68%) of all operating expenses as defined in Section 3.03 and
         Section 1.01 (N) above, which percentage has been adjusted to reflect an assumed 95% occupancy for the Building and is calculated as follows. .95 x 25,812 sq. ft. = 24,521.4 sq. ft.; 15,370 sq. ft./24,521.4 sq.
         ft. = 62.68%.

(P)      LANDLORD'S CONSTRUCTION CONTRIBUTION (Section 5.01 and Section 6.02):
         Landlord shall pay the costs of remodeling the Leased Premise in accordance with mutually agreed plans and specifications except that Tenant shall pay the costs of data and telephone wiring and Tenant's equipment. The Base Monthly Rent has been calculated based on a Landlord Contribution of $107,590. To the extent that Landlord's actual construction cost exceeds $107,590, the Base Monthly Rent shall be adjusted as set forth in Section 1.01 (L).

(Q) PREPAID RENT: $ None paid upon execution of this Lease to be applied to the first installment(s) of Base Monthly Rent due hereunder.

(R)      SECURITY DEPOSIT (Section 26.01): $ 17,700.00 .

(S) ELECTRICAL AND GAS UTILITY COSTS (SECTION 12.02): Tenant shall pay the actual cost of submetered electrical and gas utilities for the Leased Premises as set forth in Section 12.02.

(T) LANDLORD INDEMNITY RE: FLOOR (Section 27.13): Landlord shall indemnify Tenant in relation to the floor settling problem as set forth in
         Section 27.13.

(U) BUILDING STANDARD OPERATING HOURS (Article XII): The standard hours of operation for the Building shall be 7:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 Noon on Saturday, excluding holidays. Tenant shall have access and use to the building twenty-four
         (24) hours per day, 365 days per year; however, Landlord will not be required to provide snow removal or building maintenance during such after-hours use unless agreed in advance that Tenant shall pay the cost thereof.

(V) TENANT'S OPTION TO TERMINATE: Provided that Tenant is not in default in payment of any of its obligations under this Lease, Tenant shall have the option to terminate effective at the end of the third (3rd) Lease Year. If Tenant elects to terminate, Tenant must exercise its option by giving written notice to Landlord not less than one hundred twenty
         (120) days prior to the end of the third Lease Year and by paying to Landlord on or before the effective termination date the unamortized amount of the Landlord Contribution set forth in Section 1.01 (P) assuming that said Landlord Contribution is amortized over a 60 (sixty) month lease term together with interest at ten percent (10%) per annum. Accordingly, if the Landlord Contribution is $107,590, then the unamortized portion at the end of the third Lease Year shall be $49,538.91.

         SECTION 1.02. SIGNIFICANCE OF A BASIC LEASE PROVISION. The foregoing provisions of Section 1.01 summarize for convenience only certain fundamental terms of the Lease delineated more fully in the Articles and Sections referenced therein. In the event of a conflict between the provisions of Section 1.01 and the balance of the Lease, the latter shall control.

         SECTION 1.03. ENUMERATION OF EXHIBITS. The exhibits enumerated in this Section and attached to this Lease are incorporated in the Lease by this reference and are to be construed as a part of the Lease.

                  EXHIBIT "A" - LEASING PLAN SHOWING THE PREMISES
                  EXHIBIT "A-1" - SITE PLAN
                  EXHIBIT "A-2" - BUSINESS PARK SITE PLAN
                  EXHIBIT "B" - LEGAL DESCRIPTION(S)
                  EXHIBIT "C/D" - LANDLORD'S WORK
                  EXHIBIT "E" - SIGN CRITERIA
                  EXHIBIT "F" - OPERATING EXPENSE BUDGET

                         ARTICLE II. GRANT AND PREMISES

         SECTION 2.01. PREMISES. In consideration for the rent to be paid and covenants to be performed by Tenant, Landlord hereby leases to Tenant, and Tenant leases from Landlord for the Term and upon the terms and conditions herein set forth premises described in Section 1.01(I) (hereinafter referred to as the "Premises"), located in an office building development referred to in
Section 1.01(H) (hereinafter referred to as the "Building"). The legal description of the Building is attached hereto as Exhibit "B". Gross rentable area measurements herein specified are from the exterior of the perimeter walls of the building to the center of the interior walls. In addition, the factor set forth in Section 1.01(I) has been added to the area as measured above to adjust for Tenant's proportionate share of common hallways, restrooms, etc. in the building.

         The exterior walls and roof of the Premises and the areas beneath said Premises are not demised hereunder and the use thereof together with the right to install, maintain, use, repair, and replace pipes, ducts, conduits, and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the building or buildings are hereby reserved to Landlord. Landlord reserves (a) such access rights through the Premises as may be reasonably necessary to enable access by Landlord to the balance of the building and reserved areas and elements as set forth above; and (b) the right to install or maintain meters on the Premises to monitor use of utilities. In exercising such rights, Landlord will use reasonable efforts so as to not commit waste upon the Premises and as far as practicable to minimize annoyance, interference or damage to Tenant when making modifications, additions or repairs.

         Subject to the provisions of Article VIII contained hereinbelow, Tenant and its customers, agents and invitees have the right to the non-exclusive use, in common with others of such unreserved automobile parking spaces, driveways, footways, and other facilities designated for common use within the Building. To the extent any spaces are designated for "customer parking" Tenant agrees to cause its employees not to park in said "customer parking" stalls.

         Said Premises are subject to restrictive covenants and conditions governing the Utah Valley Business Park which are recorded in the office of the Utah County Recorder which are attached as Exhibit "F". Landlord represents that Landlord is not aware of any conflict between the aforesaid restrictive covenants and conditions and the provisions of this lease.


                                ARTICLE III RENT

         SECTION 3.01. BASE MONTHLY RENT. Tenant agrees to pay to Landlord the Base Monthly Rent set forth in Section 1.01(L) at such place as Landlord may designate, without prior demand therefor, without offset or deduction and in advance on or before the first day of each calendar month during the Rental Term, commencing on the Rental Commencement Date. In the event the Rental Commencement Date occurs on a day other than the first day of a calendar month, then the Base Monthly Rent to be paid on the Rental Commencement Date shall include both the Base Monthly Rent for the first full calendar month occurring after the Rental Commencement Date, plus the Base Monthly Rent for the initial fractional calendar month prorated on a per-diem basis (based upon a thirty (30) day month).

         SECTION 3.02. ADJUSTMENTS. Tenant's Base Monthly Rent shall be increased on the Adjustment Dates set forth in Section 1.01(M).

         SECTION 3.03.  TENANT'S SHARE OF OPERATING EXPENSES.

                  (a) Tenant shall pay Tenant's pro-rated share of Budgeted Operating Expenses for exterior utilities, common area maintenance, insurance, property taxes and assessments, repairs, security, and building management fees and costs as set forth in Section 1.01(N) and Exhibit "F". Tenant's pro-rated share of Landlord's expenses is set forth in Section 1.01(O) and is calculated by dividing the gross rentable area of the Premises by 95% of the gross rentable area of the Premises.

                  (b) Except as set forth in Section 3.03 (c), Landlord shall bill Tenant for Tenant's Share, if any, at the end of the second Lease Year of the Rental Term. Beginning with the third Lease Year, one-twelfth (1/12th) of Tenant's Share for the prior year shall be added to the Base Monthly Rent as determined in Sections 3.01 and 3.02 for the next full twelve (12) calendar months of the Rental Term and shall be paid as set forth in Section 3.05.

                  Within sixty (60) days after the end of each Lease Year, Landlord shall deliver to Tenant an accounting in reasonable detail of actual Operating Expenses certified by an officer of Landlord as true and correct together with a calculation of Tenant's share of such expenses incurred by Landlord in that Lease Year. Should the actual aggregate amount of such Operating Expense exceed the Budgeted amount paid by Tenant during that Lease Year, then Tenant shall pay the amount of any excess within twenty (20) days after receipt of invoice. However if the payments by Tenant for Budgeted Operating Expenses for the previous year exceeded the actual aggregate amount incurred by Landlord, then Tenant may deduct the excess amount from the next monthly payment of Base Monthly Rent due from Tenant.

                  (c) Notwithstanding anything to the contrary herein, electrical and gas utility expenses relating directly to the interior of the Leased Premises are not included in Operating Expenses and shall be paid as set forth in Section 12.02.

                  (d)      See Section 27.14 Inspection of Records.

         SECTION 3.04.  TAXES.

                  (a) Landlord shall pay all real property taxes and assessments (all of which are hereinafter collectively referred to as "Taxes") which are levied against or which apply with respect to the Premises.

                  (b) Tenant shall prior to delinquency pay all taxes, assessments, charges, and fees which during the Rental Term hereof may be imposed, assessed, or levied by any governmental or public authority against or upon Tenant's use of the Premises or any inventory, personal property, fixtures or equipment kept or installed, or permitted to be located therein by Tenant.

         SECTION 3.05. PAYMENTS. All payments of Base Monthly Rent, Additional Rent and other payments to be made to Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate. All such payments shall be mailed or delivered to Landlord's principal office set forth in Section 1.01(C), or at such other place as Landlord may designate from time to time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord's account by no later than the due date for such payment. If Tenant shall fail to pay any Base Monthly Rent or any additional rent or any other amounts or charges within ten (10) days after the due date, Tenant shall pay a late fee equal to two (2%) percent of such past due amount and, in addition, Tenant shall pay interest from the due date of such past due amounts to the date of payment, both before and after judgment at a rate equal to the greater of twelve (12%) percent per annum or two (2%) percent over the "prime" or "base" rate charged by First Security Bank, NA, or its successor, at the due date of such payment; provided however, that in any case the maximum amount or rate of interest to be charged shall not exceed the maximum non-usurious rate in accordance with applicable law.

         SECTION 3.06. ADDITIONAL RENT. Tenant shall pay as "Additional Rent" any and all sums of money or charges required to be paid by or reimbursed by Tenant under this Lease whether or not the same be designated Additional Rent. If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as Additional Rent with the next installment of Base Monthly Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any interest, late fee or other remedy of the Landlord.


          ARTICLE IV RENTAL TERM, COMMENCEMENT DATE & PRELIMINARY TERM

         SECTION 4.01. RENTAL TERM. The initial term of this Lease shall be for the period defined as the Rental Term in Section 1.01(K), plus the partial calendar month, if any, occurring after the Rental Commencement Date (as hereinafter defined) if the Rental Commencement Date occurs other than on the first day of a calendar month. "Lease Year" shall include twelve (12) calendar months, except that first Lease Year will also include any partial calendar month beginning on the Rental Commencement Date.

         SECTION 4.02. RENTAL COMMENCEMENT DATE. The Rental Term of this Lease and Tenant's obligation to pay rent hereunder shall commence as set forth in
Section 1.01(K) (the "Rental Commencement Date"). Within fifteen (15) days after Landlord's request to do so, Landlord and Tenant shall execute a written affidavit, in recordable form, expressing the Rental Commencement Date and the termination date, which affidavit shall be deemed to be part of this Lease.

         SECTION 4.03. PRELIMINARY TERM. The period between the date Tenant enters upon the Premises and the commencement of the Rental Term will be designated as the "preliminary term" during which no Base Monthly Rent or other common area expenses shall accrue; however, other covenants and obligations of Tenant shall be in full force and effect. Delivery of possession of the Premises to Tenant as provided in Section 5.03 shall be considered "entry" by Tenant and commencement of "preliminary term".


                       ARTICLE V CONSTRUCTION OF PREMISES

         SECTION 5.01. CONSTRUCTION BY LANDLORD. Landlord has constructed the Building in which the Premises are to be located. The Premises are constructed substantially in accordance with Outline Specifications entitled "Landlord's Work" marked Exhibit "C/D" attached hereto and made a part hereof. As set forth in Section 1.01 (P), Landlord shall also provide remodeling construction in accordance with mutually approved plans and specifications.

         SECTION 5.02. CHANGES AND ADDITIONS BY LANDLORD. Landlord hereby reserves the right at any time, and from time to time, to make alterations or additions to, the Building in which the Premises are contained and to build adjoining the same and to modify the existing parking or other common areas (excluding the erection of parking structures) on condition that Landlord agrees to create or maintain a parking ratio not less than that existing as of the date hereof, including the right to add land to the Building site.

         SECTION 5.03. DELIVERY OF POSSESSION. Except as hereinafter provided, Landlord shall deliver the Premises to Tenant ready for Tenant's Work on or before the date set forth in Section 1.01(J). The Premises shall be deemed as ready for Tenant's Work when Landlord shall have substantially completed construction of the portion of the said Premises to be occupied exclusively by Tenant, in accordance with Landlord's obligations set forth in Exhibit "C/D" and
Section 1.01 (P). Landlord shall, from time to time during the course of construction, provide information to Tenant concerning the progress of construction of said Premises, and will give written notice to Tenant when said Premises are in fact ready for Tenant's Work. If any disputes shall arise as to the Premises being ready for Tenant's Work, a certificate furnished by Landlord's architect in charge so certifying shall be conclusive and binding of that fact and date upon the parties. It is agreed that by occupying the Premises as a tenant, Tenant formally accepts the same and acknowledges that the Premises are in the condition called for hereunder, except for items specifically excepted in writing at date of occupancy as "incomplete".


               ARTICLE VI TENANT'S WORK & LANDLORD'S CONTRIBUTION

         SECTION 6.01. TENANT'S WORK. Tenant agrees to provide all work of whatsoever nature in accordance with its obligations set forth in Exhibit "C/D" except as set forth to be completed by Landlord pursuant to Section 1.01 (P). If Tenant desires to modify the Premises, Tenant agrees to furnish Landlord, prior to construction, with a complete and detailed set of plans and specifications drawn by some qualified person acceptable to Landlord setting forth and describing Tenant's Work in such detail as Landlord may require and in compliance with Exhibit "C/D", unless this requirement be waived in writing by Landlord. Landlord must approve all Tenant plans in writing prior to construction. No substantive deviation from the final set of plans and specifications once submitted to and approved by Landlord, shall be made by Tenant without Landlord's prior written consent. Landlord shall have the right to approve Tenant's contractor to be used in performing Tenant's Work, and the right to require and approve insurance or bonds provided by Tenant or such contractors. In due course after completion of Tenant's Work, Tenant shall certify to Landlord the itemized cost of Tenant improvements and fixtures located upon the Premises.


                                 ARTICLE VII USE

         SECTION 7.01. USE OF PREMISES. Tenant shall use and occupy the Premises solely for the purpose of conducting the business indicated in Section 1.01(F). Tenant shall promptly comply with all present or future laws, ordinances, lawful orders and regulations affecting the Premises and the cleanliness, safety, occupancy and use of same. Tenant shall not make any use of the Premises which will cause cancellation or an increase in the cost of any insurance policy covering the same. Tenant shall not keep or use on the Premises any article, item, or thing which is prohibited by the standard form of fire insurance policy. Neither Tenant nor Landlord shall commit any waste upon the Premises and shall not conduct or allow any business, activity, or thing on the Premises which is an annoyance or causes damage to Landlord, Tenant to other subtenants, occupants, or users of the improvements, or to occupants of the vicinity.


         SECTION 7.02.  HAZARDOUS SUBSTANCES.

                  a) Landlord shall be responsible for removal of any Hazardous Substances that existed at the Leased Premises prior to construction or any that Landlord has or does install at the Leased Premises or Building. After reasonable inquiry, Landlord is not aware of any existing Hazardous Substances in the Building or Common Areas.

                  b) Tenant shall not use, produce, store, release, dispose or handle in or about the Leased Premises or transfer to or from the Leased Premises (or permit any other party to do such acts) any Hazardous Substance except in compliance with all applicable Environmental Laws. Tenant shall not construct or use any improvements, fixtures or equipment or engage in any act on or about the Leased Premises that would require the procurement of any license or permit pursuant to any Environmental Law and Tenant shall remove any Hazardous Substance resulting from Tenant's or its agent's contractors, or business invitee's acts. Tenant shall immediately notify Landlord of
         (i) the existence of any Hazardous Substance on or about the Leased Premises that may in violation of any Environmental Law (regardless of whether Tenant is responsible for the existence of such Hazardous Substance), (ii) any proceeding or investigation by any governmental authority regarding the presence of any Hazardous Substance on the Leased Premises or the migration thereof to or from any other property,
         (iii) all claims made or threatened by any third party against Tenant relating to any loss or injury resulting from any Hazardous Substance in or about the Leased Premises. "Environmental Laws" shall mean any federal, state or local statute, ordinance, rule, regulation or guideline pertaining to health, industrial hygiene, or the environment, including without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act; "Hazardous Substance" shall mean all substances, materials and wastes that are or become regulated, or classified as hazardous or toxic, under any Environmental Law. If it is determined that any Hazardous Substance exists on the Premises resulting from any act of Tenant or its employees, agents, contractors, licensees, subtenants or customers, then Tenant shall immediately take necessary action to cause the removal of said substance and shall remove such within ten (10) days after discovery. Notwithstanding the above, if the Hazardous Substance is of a nature that can not be reasonably removed within ten (10) days Tenant shall not be in default if Tenant has commenced to cause such removal and proceeds diligently thereafter to complete removal, except that in all cases, any Hazardous Substance must be removed as soon as possible. Furthermore, notwithstanding the above, if in the good faith judgment of Landlord, the existence of such Hazardous Substance creates an emergency or is of a nature which may result in immediate physical danger to persons at the Property, and Tenant fails to immediately remove the same after written notice from Landlord, Landlord may enter upon the Premises and remove such Hazardous Substances and charge the reasonable cost thereof to Tenant as Additional Rent.

                  c) The party herein responsible for removal of Hazardous Substances shall upon learning of such condition proceed within five
         (5) days thereafter to commence removal of such Hazardous Substance and shall diligently continue to effect such removal until completion. Removal shall be accomplished in accordance with any applicable safety standards.


              ARTICLE VII OPERATION AND MAINTENANCE OF COMMON AREAS

         SECTION 8.01. CONSTRUCTION AND CONTROL OF COMMON AREAS. All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the buildings or Building, including if any, employee parking areas, truck ways, loading docks, mail rooms or mail pickup areas, pedestrian sidewalks and hallways, landscaped areas, retaining walls, stairways, restrooms, HVAC, electrical and other utility systems, and other areas and improvements provided by Landlord for the general use in common tenants, their officers, agents, employees and customers, (hereinafter "Common Facilities") shall at all times be subject to the exclusive control and management of Landlord which shall have the right from time to time to establish, modify and enforce reasonable Rules and Regulations with respect to all facilities and areas mentioned in this Section. Landlord shall have the right to construct, maintain and operate lighting and drainage facilities on or in all said areas and improvements;
to police the same, from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close temporarily all or any portion of said areas or facilities to such extent as may, in the opinion of counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to assign "reserved" parking spaces for exclusive use of certain tenants or for customer parking, to discourage non-employee and non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, the Landlord shall determine to be advisable with a view toward maintaining of appropriate convenience uses, amenities, and for permitted uses by tenants, their officers, agents, employees and customers. Landlord will operate and maintain the common facilities referred to above in such a manner as it, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all Rules and Regulations pertaining to and necessary for the proper operation, security and maintenance of the common areas and facilities. Building and/or project signs, traffic control signs and other signs determined by Landlord to be in best interest of the Building, will be considered part of common area and common facilities.

         SECTION 8.02. LICENSE. All common areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to any liabilities nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction, so long as such revocations or diminutions are deemed by Landlord to serve the best interests of the Building.

         SECTION 8.03.  COMMON AREA MAINTENANCE EXPENSES.  Not applicable.


                   ARTICLE IX ALTERATIONS, SIGNS, LOCKS & KEYS

         SECTION 9.01. ALTERATIONS. After initial remodeling for which plans shall be approved by Landlord in writing prior to construction, Tenant shall not make or suffer to be made any alterations or additions to the Premises or any part thereof in excess of $10,000 without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In any case, Tenant shall provide Landlord as-built plans showing any modifications made regardless of whether or not Landlord's consent was required. Any additions to, or alterations of the Premises except movable or detachable furniture, equipment, trade fixtures and other personal property shall become a part of the realty and belong to Landlord upon the termination of Tenant's lease or renewal term or other termination or surrender of the Premises to Landlord, except that Tenant may remove items if Tenant restores the Premises to its original condition.

         SECTION 9.02. SIGNS. Subject to prior municipal or required public approvals and to full conformity with Exhibit "E", Tenant may place, at its own expense, suitable tenant identification signs on the Premises and/or Building, provided that such sign shall be in the Landlord-approved building location, and that general design conforms to the design and style of other tenant signs on the buildings and provided that written approval of the sign design and proposed location is obtained in advance from Landlord. If any sign is installed or posted prior to obtaining such approval (and such approval is not subsequently obtained) or which does not conform to the conditions herein specified, Tenant shall be required to remove said sign and repair any damage caused thereby at its sole cost and expense. At the termination of this Lease, Tenant shall remove said sign. Tenant shall repair any damage caused by the installation or removal of any Tenant signs. All work shall be completed in a good and workmanlike manner.

         SECTION 9.03. LOCKS AND KEYS. Tenant may change locks or install other locks on doors, but if Tenant does, Tenant must provide Landlord with duplicate keys within twenty four hours after said change or installation. Tenant upon termination of this Lease shall deliver to Landlord all the keys to the Premises including any interior offices, toilet rooms, combinations to built-in safes, etc. which shall have been furnished to or by the Tenant or are in the possession of the Tenant.


             ARTICLE X MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS

         SECTION 10.01. LANDLORD'S OBLIGATION FOR MAINTENANCE. Landlord shall maintain and repair: (1) the areas outside the Premises including hallways, public restrooms, if any, general landscaping, parking areas, driveways and walkways; (2) the Building structure including roof, exterior walls, and foundation; and (3) all plumbing, electrical, heating, and air conditioning systems. However, if the need for such repairs or maintenance results from any careless, wrongful or negligent act or omission of Tenant, Tenant shall pay the entire cost of any such repair or maintenance including a reasonable charge to cover Landlord's supervisory overhead. Landlord shall not be obligated to repair any damage or defect until receipt of written notice from Tenant of the need of such repair and Landlord shall have a reasonable time after receipt of such notice in which to make such repairs. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Premises or in the building of which the Premises are a part or of defects therein or in any fixtures or equipment provided by Landlord.

         SECTION 10.02.  TENANT'S OBLIGATION FOR MAINTENANCE.

                  (a) Tenant shall provide its own janitorial service and keep and maintain the Premises including the interior wall surfaces and windows, floors, floor coverings and ceilings in a clean, sanitary and safe condition in accordance with the laws of the State and in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector, or other proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, ordinance and otherwise, affecting said Premises. Tenant shall also replace all lightbulbs as they burn out.

                  (b) Tenant shall pay, when due, all claims for labor or material furnished, for work under Sections 9.01, 9.02 and 9.03 hereof, to or for Tenant at or for use in the Premises, and shall bond such work if reasonably required by Landlord to prevent assertion of claims against Landlord.

                  (c) Tenant agrees to be responsible for all furnishings, fixtures and equipment located upon the Premises from time to time and shall replace carpeting within the Premises if same shall be damaged by tearing, burning, or stains resulting from spilling anything on said carpet, reasonable wear and tear accepted. Tenant further agrees to use chairmats or floor protectors wherever it uses chairs with wheels or casters on carpeted areas.

         SECTION 10.03.  SURRENDER AND RIGHTS UPON TERMINATION.

                  (a) This Lease and the tenancy hereby created shall cease and terminate at the end of the Rental Term hereof, or any extension or renewal thereof, without the necessity of any notice form either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting summary recovery of possession of Premises from a Tenant holding over to the same extent as if statutory notice has been given.

                  (b) Upon termination of this Lease at any time and for any reason whatsoever, Tenant shall surrender and deliver up the Premises to Landlord in the same condition as when the Premises were delivered to Tenant or as altered as provided in Section 9.01, ordinary wear and tear excepted. Upon request of Landlord, Tenant shall promptly remove all personal property from the Premises and repair any damage caused by such removal. Obligations under this Lease relating to events occurring or circumstances existing prior to the date of termination shall survive the expiration or other termination of the Rental Term of this Lease. Liabilities accruing after date of termination are defined in Sections 19.01 and 19.02.


                       ARTICLE XI INSURANCE AND INDEMNITY

         SECTION 11.01. LIABILITY INSURANCE AND INDEMNITY. Tenant shall, during all terms hereof, keep in full force and effect a policy of public bodily injury and property damage liability insurance with respect to the Premises, with a combined single limit of not less than One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) in the aggregate. The policy shall name Landlord, Property Manager (i.e., Woodbury Corporation) and any other persons, firms or corporations designated by Landlord and Tenant as insureds, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord ten (10) days prior written notice. Such insurance shall include an endorsement permitting Landlord and Property Manager to recover damage suffered due to act or omission of Tenant, notwithstanding being named as an additional "Insured party" in such policies. Such insurance may be furnished by Tenant under any blanket policy carried by it or under a separate policy therefor. The insurance shall be with a reputable insurance company licensed to do business in Utah and a copy of the paid-up policy evidencing such insurance or a certificate of insurer certifying to the issuance of such policy shall be delivered to Landlord. If Tenant fails to provide such insurance, Landlord may do so and charge same to Tenant. Alternatively, Tenant may insure itself pursuant to any commercially reasonable self-insurance program instituted by Tenant for its corporate operations so long as Tenant maintains a net worth of at least $100,000,000 at all times during the period of such self-insurance.

         Tenant will indemnify, defend and hold Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises or from the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, sublessees, concessionaires or business invitees unless proximately caused by the misconduct or negligent omission of Landlord and to the extent not covered by its fire, casualty and liability insurance. In case Landlord shall, without fault of its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney fees incurred or paid by either in defending itself or enforcing the covenants and agreements of this Lease.

         Landlord will indemnify, defend and hold Tenant harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property proximately caused from or out of any misconduct or negligent omission of Landlord, its agents, contractors, employees or servants, to the extent not covered by its fire, casualty and liability insurance. In case Tenant shall, without fault of its part, be made a party to any litigation commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and reasonable attorney fees incurred or paid by either in defending itself or enforcing the covenants and agreements of this Lease.

         SECTION 11.02.  FIRE AND CASUALTY INSURANCE.

                  (a) Subject to the provisions of this Section 11.02, Landlord shall secure, pay for, and at all times during the terms hereof maintain, All Risk casualty insurance providing coverage upon the building improvements in an amount equal to the full insurable value thereof (as determined by Landlord). All insurance required hereunder shall be written by reputable, responsible companies licensed in the State of Utah, with a rating suitable to Landlord's mortgage lender. Tenant shall have the right, at its request at any reasonable time, to be furnished with copies of the insurance policies then in force pursuant to this Section, together with evidence that the premiums therefor have been paid. At Landlord's option, such insurance shall also include rental income insurance for up to twelve
         (12) months, agreed amounts endorsements or other endorsements reasonably suitable to Landlord.

                  (b) Tenant agrees to maintain at its own expense such fire and casualty insurance coverage as Tenant may desire or require in respect to Tenant's personal property, equipment, furniture, fixtures or inventory and Landlord shall have no obligation in respect to such insurance or losses. All property kept or stored on the Premises by Tenant or with Tenant's permission shall be so done at Tenant's sole risk and Tenant shall indemnify Landlord against and hold it harmless from any claims arising out of loss or damage to same.

                  (c) Tenant will not permit said Premises to be used for any purpose which would render the insurance thereon void or cause cancellation thereof or increase the insurance risk or increase the insurance premiums in effect just prior to the commencement of this Lease. Tenant agrees to pay as additional rent the total amount of any increase in the insurance premium of Landlord over that in effect prior to the commencement of this lease resulting from Tenant use of the Premises. If Tenant installs any electrical or other equipment which overloads the lines in the Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of Landlord's insurance.

                  (d) Tenant shall be responsible for all glass breakage at Leased Premises from any cause whatsoever (other than Landlord's negligence) and agrees to immediately replace all glass broken or damaged during the terms hereof with glass of the same quality as that broken or damaged. Landlord may replace, at Tenant's expense, any broken or damaged glass if not replaced by Tenant within five (5) days after such damage.

         SECTION 11.03. WAIVER OF SUBROGATION. Each party hereto does hereby release and discharge the other party hereto and any officer, agent, employee or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured party under such insurance.


                           ARTICLE XII UTILITY CHARGES

         SECTION 12.01. OBLIGATION OF LANDLORD. Unless otherwise agreed in writing by the parties, during the term of this Lease the Landlord shall cause to be furnished to the Premises during "standard operating hours" which shall be 7:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 Noon on Saturday, excluding holidays, the following utilities and services, the cost and expense of which shall be included in Operating Expenses:

                  (a) Water and sewer service.

                  (b) Telephone connection, but not including telephone stations and equipment (it being expressly understood and agreed that Tenant shall be responsible for the ordering and installation of telephone lines and equipment which pertain to the Premises).

                  (c) Snow removal and parking lot sweeping services.

                  (d) Building systems maintenance services.

         Landlord shall also provide during all hours desired by Tenant electrical and gas utilities which shall be used to run the HVAC system, lighting and equipment, etc. at the Leased Premises.

         SECTION 12.02. OBLIGATIONS OF TENANT. Tenant shall arrange for and shall pay the entire cost and expense of all telephone stations, equipment and use charges, electric light bulbs and all other materials and services not expressly required to be provided and paid for pursuant to the provisions of
Section 12.01 above. Electrical and gas utility usage at the Leased Premises is separately submetered except for a small area adjacent to NIVO for which the submeter usage will be pro-rated in accordance with Tenant's share of the total area being monitored by said submeter. Landlord shall pay the cost of gas and electrical usage, but shall invoice Tenant for Tenant's submetered share and Tenant shall pay the cost thereof within fifteen (15) days after the date of invoice from Landlord. Landlord shall provide Tenant with copies of submeter records, actual utility bills, and details of Landlord's method of calculation whenever Landlord invoices or notifies Tenant of the Actual Usage of electrical and gas utilities.

         SECTION 12.03.  LIMITATIONS ON TENANT USES.

                  (a) Tenant will not, without the written consent of Landlord, which consent shall not be unreasonably withheld, use any apparatus or device on the Premises using current in excess of 208 volts which will in any way or to any extent increase the amount of electricity or water usually furnished or suppled for use on the Premises for the use designated in Section 7.01 above, nor connect with electrical current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water.

                  (b) If and where heat generating machines devices are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install additional or supplementary air conditioning units for the Premises, and the entire cost of installing, operating, maintaining and repairing the same shall be paid by Tenant to Landlord promptly after demand by Landlord.

         SECTION 12.04. LIMITATIONS ON LANDLORD'S LIABILITY. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease or to effectuate any abatement or reduction of rent by reason of Landlord's failure to provide or furnish any of the foregoing utilities or services if such failure was reasonably beyond the control of Landlord. In no event shall Landlord be liable for loss or injury to persons or property, however, arising or occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord, unless proximately caused due to negligence of Landlord.


          ARTICLE XIII OFF-SET STATEMENT, ATTORNMENT AND SUBORDINATION

         SECTION 13.01. OFF-SET STATEMENT. Tenant agrees within fifteen (15) days after request therefor by Landlord to execute in recordable form and deliver to Landlord a statement in writing, certifying (a) that this Lease is in full force and effect (b) the date of commencement of the Rental Term of this Lease, (c) that rent is paid currently without any off-set or defense thereto,
(d) the amount of rent, if any paid in advance, and (e) that there are no uncured defaults by Landlord or stating those claimed by Tenant.

         SECTION 13.02. ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         SECTION 13.03. SUBORDINATION. Tenant agrees that this Lease shall, at the request of Landlord, be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon said Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagees or trustees named in said mortgages or deeds of trust shall agree to recognize and not disturb the Lease of Tenant in the event of foreclosure, if Tenant is not in default.

         SECTION 13.04. MORTGAGEE SUBORDINATION. Tenant hereby agrees that this Lease shall, if at any time requested by Landlord or any lender in respect to Landlord's financing of the building or project in which the Premises are located or any portion hereof, be made superior to any mortgage or deed of trust that may have preceded such Lease.

         SECTION 13.05. REMEDIES. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments described in this Article XIII upon failure of the Tenant to execute and deliver any of the above instruments within twenty (20) days after written request so to do by Landlord; and such failure shall constitute a default under this Lease.


                             ARTICLE XIV ASSIGNMENT

         SECTION 14.01. ASSIGNMENT. Tenant shall not assign this Lease or sublet the Premises, or any part thereof, without first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld. Any assignment permitted by this Section 14.01 or by the consent of Landlord shall not relieve Tenant of this Lease from continuing liability for all obligations under this Lease. Any Assignment by operation of law shall be deemed an "Assignment" within the meaning of this Section. Notwithstanding the foregoing, Tenant may assign the Lease or sublease the Premises, without the consent of Landlord, to any successor corporation or to any subsidiary or affiliate of Tenant or to any personal who acquires all or substantially all of the assets of Tenant.

                          ARTICLE XV WASTE OR NUISANCE

         SECTION 15.01. WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the Premises, or any nuisance or other act or thing which may disturb the quite enjoyment of any other tenant in the building in which the Premises may be located, or elsewhere within the Building.


                               ARTICLE XVI NOTICES

         SECTION 16.01. NOTICES. Except as provided in Section 19.01, any notice required or permitted hereunder to be given or transmitted between the parties shall be either personally delivered, or mailed postage prepaid by registered mall, return receipt requested, addressed if to Tenant at the address set forth in Section 1.01(E), and if to Landlord at the address set forth in Section 1.01(C). Either party may, by notice to the other given as prescribed in this
Section 16.01, change its above address for any future notices which are mailed under this Lease.

                    ARTICLE XVII DESTRUCTION OF THE PREMISES

         SECTION 17.01.  DESTRUCTION.

                  (a) If the Premises are partially or totally destroyed by fire or other casualty insurable under standard fire insurance policies with extended coverage endorsement so as to become partially or totally untenantable, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of the Landlord, unless Landlord elects not to repair or rebuild as provided in Subsection (b) of this Section 17.01. During the period required for restoration, a just and proportionate part of Base Rent, additional rent and other charges payable by Tenant hereunder shall be abated until the Premises are repaired or rebuilt.

                  (b) If the Premises are (I) rendered totally untenantable by reason of an occurrence described in Subsection (a), or (II) damaged or destroyed as a result of a risk which is not insured under Landlord's fire insurance policies, or (III) at least twenty percent (20%) damaged or destroyed during the last year of the Rental Term, or (IV) if the Building is damaged in whole or in part (whether or not the Premises are damaged), to such an extent that Tenant cannot practically use the Premises for its intended purpose, then and in any such events Landlord or Tenant may at its option terminate this Lease Agreement by notice in writing to the other party within sixty (60) days after the date of such occurrence. Unless Landlord or Tenant gives such notice, this Lease Agreement will remain in full force and effect and Landlord shall repair such damage at its expense as expeditiously as possible under the circumstances.

                  (c) If Landlord should elect or be obligated pursuant to Subsection (a) above to repair or rebuild because of any damage or destruction, Landlord's obligation shall be limited to the original Building any other work or improvements which may have been originally performed or installed at Landlord's expense. If the cost of performing Landlord's obligation exceeds the actual proceeds of insurance paid or payable to Landlord on account of such casualty by $20,000, Landlord may terminate this Lease Agreement unless Tenant, within fifteen (15) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available for such purpose. Tenant shall replace all work and improvements not originally installed or performed by Landlord at its expense.

                  (d) Except as stated in this Article XVII and as otherwise provided in this Lease, Landlord shall not be liable for any loss or damage sustained by Tenant by reason of casualties mentioned hereinabove or any other accidental casualty.


                           ARTICLE XVIII CONDEMNATION

         SECTION 18.01. CONDEMNATION. As used in this Section the term "Condemnation Proceeding" means any action or proceeding in which any interest in the Premises or Building is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or right of condemnation or by purchase or otherwise in lieu thereof. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date possession is taken by he condemning authority. If in excess of twenty-five (25%) percent of the Premises is taken, either party hereto shall have the option to terminate this Lease by giving the other written notice of such election at any time within thirty (30) days after the date of taking. If less than twenty-five (25%) percent of the space is taken and Landlord determines, in Landlord's sole discretion, that a reasonable amount of reconstruction thereof will not result in the Premises or the Building becoming a practical improvement reasonably suitable for use for the purpose for which it is designed, then Landlord may elect to terminate this Lease Agreement by giving thirty (30) days written notice as provided hereinabove. In all other cases, or if neither party exercises its option to terminate, this Lease shall remain in effect and the rent payable hereunder from and after the date of taking shall be proportionately reduced in proportion to the ratio of: (1) the area contained in the Premises which is capable of occupancy after the taking; to (II) the total area contained in the Premises which was capable of occupancy prior to the taking. In the event of any termination or rental reduction provided for in this Section, there shall be a proration of the rent payable under this Lease and Landlord shall refund any excess theretofore paid by Tenant. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any sums compensating Tenant for diminution in the value of or deprivation of its leasehold estate, shall be the sole and exclusive property of Landlord, except that Tenant will be entitled to any awards intended to compensate Tenant for expenses of locating and moving Tenant's operations to a new space.

                          ARTICLE XIX DEFAULT OF TENANT

         SECTION 19.01. DEFAULT - RIGHT TO RE-ENTER. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after written notice that the same is past due shall have been received by Tenant, or any failure by Tenant to perform any other of the terms, conditions or covenants required of Tenant by this Lease within thirty (30) days after written notice of such default shall have been received by Tenant, (unless such default is of the type which can not reasonably be cured within thirty (30) days in which case Tenant shall not be in default if Tenant commences to cure and then proceeds diligently to cure said default until cured), or if Tenant permits this Lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the right to declare this Lease terminated and shall have the immediate right of re-entry and may remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, without evidence of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Tenant hereby waives all compensation for the forfeiture of the term or its loss of possession of the Premises in the event of the forfeiture of this Lease as provided for above.

         SECTION 19.02. DEFAULT - RIGHT TO RE-LET. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and may relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied first to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; second, to the payment of rent or other unpaid obligations due hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rental received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court or competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous default. Should Landlord at any time terminate this Lease for any default, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such default, including the cost of recovering the Premises, reasonable attorney's fees, and including the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the actual amount received by Landlord for such period. Landlord shall, in a commercially reasonable manner, mitigate its damages as a result of Tenant's default.

         SECTION 19.03. LEGAL EXPENSES. In case of default by either party in the performance and obligations under this Lease, the defaulting party shall pay all costs incurred in enforcing this Lease, or any right arising out of such default, whether by suit or otherwise, including a reasonable attorney's fee.


                ARTICLE XX BANKRUPTCY, INSOLVENCY OR RECEIVERSHIP

         SECTION 20.01. ACT OF INSOLVENCY, GUARDIANSHIP, ETC. The following shall constitute a default of this Lease by the Tenant for which Landlord, at Landlord's option, may immediately terminate this Lease.

                  (a) The appointment of a receiver to take possession of all or substantially all of the assets of the Tenant.

                  (b) A general assignment by the Tenant of his assets for the benefit of creditors.

                  (c) Any action taken or suffered by or against the Tenant under any federal or state insolvency or bankruptcy act, unless (if involuntary) dismissed within sixty (60) days.

                  (d) The appointment of a guardian, conservator, trustee, or other similar officer to take charge of all or any substantial part of the Tenant's property, unless (if involuntary) dismissed within sixty
         (60) days.

         Neither this Lease, nor any interest therein nor any estate thereby created shall pass to any trustee, guardian, receiver or assignee for the benefit of creditors or otherwise by operation of law.


                           ARTICLE XXI LANDLORD ACCESS

         SECTION 21.01. LANDLORD ACCESS. Landlord or Landlord's agent shall have the right to enter the Premises at all reasonable times to examine the same, or to show them to prospective purchasers or lessees of the Building, or to make all repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and provided that Landlord promptly completes such repairs in a commercially reasonable manner as soon as reasonably possible, rent shall not abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise which shall not materially affect Tenant. During the ninety days prior to the expiration of the Rental Term of this Lease or any renewal term, Landlord may exhibit the Premises to prospective tenants and place upon the Premises the usual notices "To Let" or "For Rent" which notices Tenant shall permit to remain thereon without molestation. Notwithstanding the above, Tenant shall have the right to designate a representative to accompany Landlord during any time Landlord may enter upon the Premises.


                          ARTICLE XXII LANDLORD'S LIEN

         SECTION 22.01. LANDLORD'S LIEN. Landlord agrees to subordinate its statutory Landlord's lien, if any, to the interest of any lender who is financing or securing equipment, trade fixtures, or furnishings of Tenant to be used at the Leased Premises provided that Lender, Tenant, and Landlord execute a mutually acceptable form providing for notice to Landlord prior to removal of any equipment or trade fixtures and for repair and restoration of the Premises to its original condition, reasonable wear and tear excepted.


                           ARTICLE XXIII HOLDING OVER

         SECTION 23.01. HOLDING OVER. Any holding over after the expiration of the Rental Term hereof shall be construed to be a tenancy at sufferance and all provisions of this Lease Agreement shall be and remain in effect except that the monthly rental shall be one hundred thirty percent (130%) of the amount of rent (including any adjustments as provided herein) payable for the last full calendar month of the Rental Term including renewals or extensions.

         SECTION 23.02. SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing.


                       ARTICLE XXIV RULES AND REGULATIONS

         SECTION 24.01. RULES AND REGULATIONS. Tenant shall comply with all reasonable rules and regulations which are now or which may be hereafter prescribed by the Landlord and posted in or about said Premises or otherwise brought to the notice of the Tenant, both with regard to the project as a whole and to the Premises including common facilities.


                           ARTICLE XXV QUIET ENJOYMENT

         SECTION 25.01. QUIET ENJOYMENT. Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease and actions resulting from future eminent domain proceedings and casualty losses.


                          ARTICLE XXVI SECURITY DEPOSIT

         SECTION 26.01. SECURITY DEPOSIT. The Landlord herewith acknowledges receipt of the amount set forth in Section 1.01(R), which it is to retain as security for the faithful performance of all the covenants, conditions and agreements of this Lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for Tenant's failure to perform the said covenants, conditions and agreements. The Landlord may so apply the security, at its option, and the Landlord's right to possession of the Premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum, if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions and agreements of this Lease, is to be returned to the Tenant without interest when this Lease is terminated, according to these terms, an in no event is the said security to be returned until the Tenant has vacated the Premises and delivered possession to the Landlord. See also Section 1.01 (R) relating to earlier refund of the Security Deposit.

         In the event that the Landlord repossesses the Premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions and agreements of this Lease, the Landlord may apply the said security toward damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obligated to keep the said security as a separate fund, but may mix the said security with its own funds.

                     ARTICLE XXVII MISCELLANEOUS PROVISIONS

         SECTION 27.01. WAIVER. No failure on the part of Landlord to enforce any covenant or provision of this Lease shall discharge or invalidate such covenant or provision or affect the right of Landlord to enforce the same in the event of any subsequent breach. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition and the consent to or approval of any subsequent similar act by Tenant. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord.

         SECTION 27.02. ENTIRE AGREEMENT. This Lease constitutes the entire Agreement and understanding between the parties hereto and supersedes all prior discussions, understandings and agreements. This Lease may not be altered or amended except by a subsequent written agreement executed by all parties.

         SECTION 27.03. FORCE MAJEURE. Any failure to perform or delay in performance by either party of any obligation under this Lease, other than Tenant's obligation to pay rent, shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any similar cause beyond the control of the party so falling to perform, to the extent and for the period that such continues.

         SECTION 27.04. LOSS AND DAMAGE. Except as otherwise provided in this Lease, the Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying all or any part of the premises adjacent to or connected with the Premises or any part of the building of which the Premises are a part, or for any loss or damage resulting to the Tenant or his property from bursting, stoppage or leaking of water, gas sewer or steam pipes or for any damage or loss of property within the Premises from any cause whatsoever.

         SECTION 27.05. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the amount owing hereunder shall be deemed to be other than on account of the earliest stipulated amount receivable from Tenant, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or receivable or pursue any other remedy available under this Lease or the law of the state where the Premises are located.

         SECTION 27.06. NO OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Premises and this Lease becomes effective as a lease only upon full execution and delivery thereof by Landlord and Tenant.

         SECTION 27.07. ANTI-DISCRIMINATION. Tenant herein covenants by and for itself, its heirs, executors, administrators and assigns and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons on account of race, sex, marital status, color, creed, national origin or ancestry, in the leasing, subleasing, assigning, use, occupancy, tenure or enjoyment of the Premises, nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, or subtenants in the Premises.

         SECTION 27.08. SEVERABILITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         SECTION 27.09. OTHER MISCELLANEOUS PROVISIONS. This instrument shall not be recorded without the prior written consent of Landlord; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or "short form" lease for recording purposes which memorandum shall describe the parties, the Premises, the Rental Term and shall incorporate this Lease by reference, and may include other special provisions. The captions which precede the Sections of this Lease are for convenience only and shall in no way affect the manner in which any provisions hereof is construed. In the event there is more than one Tenant hereunder, the liability of each shall be joint and several. This instrument shall be governed by and construed in accordance with the laws of the State wherein the Premises are located. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires. Time is of the essence of this Lease and every term, covenant and condition herein contained.

         SECTION 27.10. REPRESENTATION REGARDING AUTHORITY. The persons who have executed this Agreement represent and warrant that they are duly authorized to execute this Agreement in their individual or representative capacity as indicated.

         SECTION 27.11. LANDLORD'S APPROVAL, CONSENT OR DETERMINATION. Whenever Landlord's approval, consent or determination is required or provided for in this Lease, such approval or consent shall not be unreasonably withheld or unreasonably delayed, and such determination shall be reasonably made.

         SECTION 27.12. FINANCIAL STATEMENTS. Upon Landlord's written request, not more than once annually promptly furnish Landlord financial statements reflecting Tenant's current financial condition, Landlord shall treat such statements with confidentiality and shall not disclose the information contained therein except to Landlord's lender or a prospective lender or buyer.

         SECTION 27.13.  LANDLORD INDEMNITY RE: FLOOR SETTLING.

                  (a) Landlord will correct the existing condition and take all prudent measures to ensure that there should be no further settling of the floor.

                  (b) To the extent that Tenant is deprived of the use of any portion of the Premises as a result of said floor settling, the rental shall be abated proportionate to the area of deprivation for the time Tenant is so deprived of such use.

                  (c) If it appears that Tenant may be deprived of the use of any portion of said Premises in the future for any extended period of time, Landlord shall use good faith efforts to provide comparable temporary space in the Utah Valley Business Park and shall pay the actual moving costs incurred in relocation and any difference in occupancy expense charged to Tenant for the temporary space.

                  (d) Furthermore, if Tenant determines that the settling problem has not been cured and that Tenant can not, in good faith, reasonably and practically operate in said Premises, then Tenant may terminate the said Lease upon written notice to Landlord without further opportunity to cure by Landlord, and Landlord shall indemnify Tenant to the extent that Landlord shall pay reasonable actual moving costs incurred by Tenant to relocate and any increased rental and occupancy costs incurred by Tenant for the unexpired term of said Lease as a result of relocation.

         SECTION 27.14. INSPECTION OF RECORDS. Tenant may upon ten (10) days written notice to Landlord elect to inspect and review, at Landlord's place of business, Landlord's records pertaining to Operating Expenses referred to in this Section 3.03 and Section 1.01 (N) as well as electrical and gas utility charges referred to in Section 3.03 (c) and Section 12.02. If upon review and audit, it is determined that Tenant has been overcharged or undercharged for Tenant's share of any of the above mentioned expenses, then Landlord or Tenant shall pay to the other the amount of any excess charge or deficiency within ten (10) days after the determination that such error has occurred.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

SIGNATURES:

                                  LANDLORD:

                                  ABINADI, INC. A UTAH CORPORATION




                                  By:
                                     -------------------------------------
                                        W. Richards Woodbury, President




                                  By:
                                     -------------------------------------
                                        Jeffrey K. Woodbury, Secretary


                                  TENANT:

                                  SENTO CORPORATION, A UTAH CORPORATION


                                  By:
                                     -------------------------------------
                                        Its: Corporate Controller & Secretary




                                  By:
                                     -------------------------------------
                                        Its:
                                            ------------------------------


                             LANDLORD ACKNOWLEDGMENT
                                   (CORPORATE)

STATE OF UTAH              )
                           : ss.
COUNTY OF SALT LAKE        )


         On this 31st day of May, 2000, before me personally appeared W. Richards Woodbury and Jeffrey K. Woodbury, known to me to be the President and Secretary of ABINADI, INC., the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporate therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.



                                     -------------------------------------
                                     Notary Public

                              TENANT ACKNOWLEDGMENT
                                   (CORPORATE)

STATE OF UTAH     )
                  : ss.
COUNTY OF         )


         On this 24TH day of May , 2000, before me personally appeared Stan Cutler and _______________________, known to me to be the secretary and corporate controller of SENTO CORPORATION, the corporation that executed the within instrument, known to me to be the person(s) who executed the within instrument on behalf of the corporate therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.



                                                 -----------------------------
                                                 Notary Public